LETTER OF TRANSMITTAL
                                       TO
                    TENDER BENEFICIAL ASSIGNMENT CERTIFICATES
                       IN LIBERTY TAX CREDIT PLUS III L.P.

       PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 10, 1997, AS AMENDED,
                      BY LEHIGH TAX CREDIT PARTNERS L.L.C.


                                   Number of    Number of(1)   Purchase Price(2)
                                   BACs Owned   BACs Tendered  Per BACs
                                   ----------   -------------  -----------------

--------------------------------                                   $590.00
--------------------------------
--------------------------------
--------------------------------          (1) If no indication is marked in the
                                          Number of BACs Tendered column, all
                                          BACs issued to you will be deemed to
Please print your name and address        have been tendered.
above, as they appear on the mailing
label pursuant to which you received      (2) The Purchase Price will be
the Offer to Purchase and this Letter     automatically reduced by $10 per BAC
of Transmittal.                           for each month (or part of a month)
                                          between May 31, 1997 and the date of
                                          transfer for BACs transferred after
                                          May 31, 1997.


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THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW
YORK CITY TIME, ON THURSDAY, MAY 8, 1997 (THE "EXPIRATION DATE") UNLESS SUCH OFFER IS EXTENDED.

     The undersigned hereby tender(s) to Lehigh Tax Credit Partners L.L.C., a Delaware limited liability company (the "Purchaser"), the number of Beneficial Assignment Certificates ("BACs") representing assignments of limited partnership interests in Liberty Tax Credit Plus III L.P., a Delaware limited partnership (the "Partnership"), specified above, pursuant to the Purchaser's offer to purchase up to 17,500 of the issued and outstanding BACs at a purchase price of $590.00 per BAC, net to the seller in cash (the "Purchase Price"), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 10, 1997 and the Supplement dated April 24, 1997 (the "Offer to Purchase") and this Letter of Transmittal (the "Letter of Transmittal", which, together with the Offer to Purchase and any supplements, modifications or amendments thereto, constitute the "Offer"), all as more fully described in the Offer to Purchase. The Purchase Price will be automatically reduced by $10 per BAC for each month (or part of a month) between May 31, 1997 and the date of transfer for BACs transferred after May 31, 1997. BACs HOLDERS WHO TENDER THEIR BACS WILL NOT BE OBLIGATED TO PAY ANY COMMISSIONS OR PARTNERSHIP TRANSFER FEES, WHICH COMMISSIONS AND FEES WILL BE BORNE BY THE PURCHASER. Receipt of the Offer to Purchase is hereby acknowledged. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Offer to Purchase.

     By executing and delivering this Letter of Transmittal, a tendering BACs holder irrevocably appoints the Purchaser and the designees of the Purchaser and each of them as such BACs holder's proxies, each with full power of substitution, to the full extent of such BACs holder's rights with respect to the BACs tendered by such BACs holder and accepted for payment by the Purchaser (and with respect to any and all other BACs or other securities issued or issuable in respect of such BACs on or after the date hereof). All such proxies shall be considered irrevocable and coupled with an interest in the tendered BACs. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such BACs for payment. Upon such acceptance for payment, all prior proxies given by such BACs holder with respect to such BACs (and such other BACs and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The Purchaser and its designees will, with respect to the BACs (and such other BACs and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such BACs holder as it in its sole discretion may deem proper pursuant to the Partnership Agreement or otherwise. The Purchaser may assign such proxy to any person with or without assigning the related BACs with respect to which such proxy and/or power of attorney was granted. The Purchaser reserves the right to require that, in order for BACs to be deemed validly tendered, immediately upon the Purchaser's payment for such BACs, the Purchaser must be able to exercise full voting rights with respect to such BACs and other securities, including voting at any meeting of BACs holders.

     By executing and delivering this Letter of Transmittal, a tendering BACs holder also irrevocably constitutes and appoints the Purchaser and its designees as the BACs holder's attorneys-in-fact, each with full power of substitution to the extent of the BACs holder's rights with respect to the BACs tendered by the BACs holder and accepted for payment by the Purchaser. Such appointment will be effective when, and only to the extent that, the Purchaser accepts the tendered BACs for payment. Upon such acceptance for payment, all prior powers of attorney granted by the BACs holder with respect to such BAC will, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in-fact, the Purchaser and its designees each will have the power, among other things, (i) to seek to transfer ownership of such BACs on the books and records of the Partnership maintained by the Assignor Limited Partner (and execute and deliver any accompanying evidences of transfer and authenticity any of them may deem necessary or appropriate in connection therewith, including, without limitation, any documents or instruments required to be executed under the Partnership Agreement or a "Transferor's (Seller's) Application for Transfer" created by the NASD, if required), (ii) upon receipt by the Information Agent/Depositary (as the tendering BACs holder's agent) of the Purchase Price, to be allocated all Tax Credits and tax losses and to receive any and all distributions made by the Partnership after the Expiration Date, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such BACs in accordance with the terms of the Offer, (iii) to execute and deliver to the Partnership, the General Partners and/or the Assignor Limited Partner (as the case may be) a change of address form instructing the Partnership to send any and all future distributions to which the Purchaser is entitled pursuant to the terms of the Offer in respect of tendered BACs to the address specified in such form, and (iv) to endorse any check payable to or upon the order of such BACs holder representing a distribution, if any, to which the Purchaser is entitled pursuant to the terms of the Offer, in each case on behalf of the tendering BACs holder. If legal title to the BACs is held through an IRA or KEOGH or similar account, the BACs holder understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH account and the BACs holder hereby authorizes and directs the custodian of such IRA or KEOGH to confirm this Letter of Transmittal. This power of attorney shall not be affected by the subsequent mental disability of the BACs holder, and the Purchaser shall not be required to post bond in any nature in connection with this power of attorney. The Purchaser may assign such power of attorney to any person with or without assigning the related BACs with respect to which such power of attorney was granted.

     By executing and delivering this Letter of Transmittal, a tendering BACs holder irrevocably assigns to the Purchaser and its assigns all of the, direct and indirect, right, title and interest of such BACs holder in the Partnership with respect to the BACs tendered and purchased pursuant to the Offer, including, without limitation, such BACs holder's right, title and interest in and to any and all Tax Credits and tax losses and any and all distributions made by the Partnership after the Expiration Date in respect of the BACs tendered by such BACs holder and accepted for payment by the Purchaser, regardless of the fact that the record date for any such distribution may be a date prior to the Expiration Date. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to any third party, the right to purchase BACs tendered pursuant to the Offer, together with its rights under the Letter of Transmittal, but any such transfer or assignment will not relieve the assigning party of its obligations under the Offer or prejudice the rights of tendering BACs holders to receive payment for BACs validly tendered and accepted for payment pursuant to the Offer.

     By executing this Letter of Transmittal, the undersigned represents that either (a) the undersigned is not a plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. [sec]2510.3-101 of any such plan or (b) the tender and acceptance of BACs pursuant to the Offer will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

     The undersigned recognizes that, if proration is required pursuant to the terms of the Offer, the Purchaser will accept for payment from among those BACs validly tendered on or prior to the Expiration Date and not properly withdrawn, the maximum number of BACs permitted pursuant to the Offer on a pro rata basis, with adjustments to avoid purchases which would violate the terms of the Offer, based upon the number of BACs validly tendered prior to the Expiration Date and not properly withdrawn.

     The undersigned understands that a tender of BACs to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in Section 2 ("Proration; Acceptance for Payment and Payment for BACs") and Section 14 ("Conditions of the Offer") of the Offer to Purchase, the Purchaser may not be required to accept for payment any of the BACs tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for BACs not accepted for payment will be destroyed by the Purchaser. Except as stated in Section 4 ("Withdrawal Rights") of the Offer to Purchase, this tender is irrevocable, provided BACs tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. The undersigned acknowledges that (i) upon acceptance of, and payment for, tendered BACs, the undersigned shall no longer be entitled to any benefits as a BACs holder and
(ii) notwithstanding that the undersigned may retain a Beneficial Assignment Certificate, such certificate shall not entitle the undersigned or any purported transferees (other than the Purchaser) to any benefits as a BACs holder.

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                                  SIGNATURE BOX
--------------------------------------------------------------------------------

Please sign exactly as you printed your    X------------------------------------
name above. For joint owners, each joint        (Signature of Owner) (Date)
owner must sign. All signatures must be
medallion guaranteed by an Eligible        X------------------------------------
Institu tion. (See Instruction 2.) The       Tax Identification Number of Owner
signatory hereto hereby certifies under
penalties of per jury the Taxpayer         X------------------------------------
Identification Number (i.e., the               (Signature of Co-Owner) (Date)
signatory's social security number)
furnished in the blank provided in this    -------------------------------------
Signature Box and the statements in Box                   (Title)
A, Box B and, if applicable, Box C. The
undersigned hereby represents and          Telephone (Day) ( )------------------
warrants for the benefit of the
Partnership and the Purchaser that the     Telephone (Eve) ( )------------------
undersigned owns (or beneficially owns)
the BACs tendered hereby and has full      Guarantee of Signature
power and authority to validly tender,     (See Instruction 2):
sell, assign, transfer, convey and
deliver the BACs tendered hereby and       Name of Eligible Institution:--------
that when the same are accepted for
payment by the Purchaser, the Purchaser    Authorized Signature:----------------
will acquire good, marketable and
unencumbered title thereto, free and
clear of all liens, restrictions,
charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, such BACs will not be subject to any adverse claims, the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations, and that upon such transfer and assignment the undersigned will not own less than 5 BACs. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in
Section 4 ("Withdrawal Rights") of the
Offer to Purchase, this tender is irrevocable.

--------------------------------------------------------------------------------
                                TAX CERTIFICATES
--------------------------------------------------------------------------------

                                     BOX A
                              SUBSTITUTE FORM W-9
                              (See Instruction 3)

The person signing this Letter of Transmittal hereby certifies the following to the Purchaser under penalties of perjury:

(i) The Taxpayer Identification Number ("TIN") furnished in the space provided for that purpose in the Signature Box of this Letter of Transmittal is the correct TIN of the BACs holder. If no TIN is provided above and this box - is checked, the BACs holder has applied for a TIN. If the BACs holder has applied for a TIN, a TIN has not been issued to the BACs holder, and either (a) the BACs holder has mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service ("IRS") Center or Social Security Administration Office, or (b) the BACs holder intends to mail or deliver an application in the near future, it is hereby understood that if the BACs holder does not provide a TIN to the Purchaser within sixty (60) days, 31% of all reportable payments made to the BACs holder thereafter will be withheld until a TIN is provided to the Purchaser; and

(ii) Unless this box [_] is checked, the BACs holder is not subject to backup withholding either because the BACs holder (a) is exempt from backup withholding, (b) has not been notified by the IRS that the BACs holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such BACs holder is no longer subject to backup withholding.

Note: Place an "X" in the box in (ii) above, if you are unable to certify that the BACs holder is not subject to backup withholding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX B
                                FIRPTA AFFIDAVIT
                              (See Instruction 3)

Under Section 1445(c)(5) of the Code and Treas. Reg. 1.1445-IIT(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash or cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the BACs holder's interest in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

(i) Unless this box [_] is checked, the BACs holder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

(ii) the BACs holder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the back of this Letter of Transmittal; and

(iii) the BACs holder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the back of this Letter of Transmittal. If a corporation, the jurisdiction of incorporation is ________.

The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX C
                               SUBSTITUTE FORM W-9
                               (See Instruction 3)

By checking this box [_], the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the BACs holder is an "exempt foreign person" for purposes of the backup withholding rules under U.S. federal income tax laws, because the BACs holder:

(i) Is a nonresident alien or a foreign corporation, partnership, estate or trust;

(ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

(iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.
--------------------------------------------------------------------------------

For BACs to be accepted for purchase, BACs holders should complete and sign this Letter of Transmittal in the Signature Box and return it in the self-addressed, postage-paid envelope enclosed, or by hand or overnight courier to: Denise Bernstein, c/o Related Capital Company, 625 Madison Avenue, New York, NY 10022, or by Facsimile to: (212) 593-5794. Delivery of this Letter of Transmittal or any other required documents to an address other than the one set forth above or transmission via facsimile other than as set forth above does not constitute valid delivery.

            PLEASE CAREFULLY READ THE INSTRUCTIONS ACCOMPANYING THIS
                LETTER OF TRANSMITTAL AND BOXES A, B AND C ABOVE.

                INSTRUCTIONS FOR COMPLETING LETTER OF TRANSMITTAL
              Forming Part of the Terms and Conditions of the Offer
--------------------------------------------------------------------------------
          FOR ASSISTANCE IN COMPLETING THE LETTER OF TRANSMITTAL, CALL:
  DENISE BERNSTEIN, c/o RELATED CAPITAL COMPANY, AT (800) 600-6422 (ext. 2030)
--------------------------------------------------------------------------------
1. Delivery of Letter of Transmittal. For convenience in responding to the Offer, a self-addressed, postage-paid envelope had been enclosed with the Offer to Purchase. However, to ensure receipt of the Letter of Transmittal, it is suggested that you use an overnight courier or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

     To be effective, a duly completed and original of the signed Letter of Transmittal must be received by the Information Agent/Depositary at the address (or facsimile number) set forth below before the Expiration Date, 12:00 Midnight, New York City Time on Thursday, May 8, 1997, unless extended. Letters of Transmittal which have been duly executed, but where no indication is marked in the "Number of BACs Tendered" column, shall be deemed to have tendered all BACs pursuant to the Offer. Tenders of less than all BACs owned by a BACs holder that would result in such BACs holder holding less than 5 BACs will not be accepted.

        By Mail/Hand or Overnight Delivery:     RELATED CAPITAL COMPANY
                                                625 Madison Avenue
                                                New York, New York 10022
                                                Attention: Denise Bernstein

        By Facsimile (see note below):          (212) 593-5794

        For Additional Information Call:        (800) 600-6422 (ext. 2030)

THE METHOD OF DELIVERY OF THE LETTER OF THE TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING BACS HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT/DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. IF TENDERING BY FACSIMILE, PLEASE TRANSMIT BOTH THE FRONT AND BACK OF THE LETTER OF TRANSMITTAL AND THE TAX CERTIFICATION PAGE AND MAIL THE ORIGINAL COPIES OF SUCH PAGES TO THE INFORMATION AGENT/DEPOSITARY AT THE ADDRESS LISTED ABOVE PRIOR TO THE EXPIRATION OF THE OFFER. ONLY ORIGINAL LETTERS OF TRANSMITTAL WILL BE ACCEPTED FOR PURCHASE.

All tendering holders of BACs, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their BACs for payment.


2. Signatures. All BACs holders must sign in the Signature Box on the back of the Letter of Transmittal. If the BACs are held in the names of two or more persons, all such persons must sign the Letter of Transmittal. When signing as a general partner, corporate officer, attorney-in-fact, executor, custodian, administrator or guardian, please give full title and send proper evidence of authority satisfactory to the Purchaser with this Letter of Transmittal. With respect to most trusts, the Partnership will generally require only the named trustee to sign the Letter of Transmittal. For BACs held in a custodial account for minors, only the signature of the custodian will be required.

      For IRA custodial accounts, the beneficial owner should return the executed Letter of Transmittal to the Information Agent/Depositary as specified in Instruction 1 herein. Such Letter of Transmittal will then be forwarded by the Information Agent/Depositary to the custodian for additional execution. Such Letter of Transmittal will not be considered duly completed until after it has been executed by the custodian.

      If any tendered BACs are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      All signatures on the Letter of Transmittal must be medallion guaranteed by a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, a brokerage firm that is a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. (each, an "Eligible Institution").


3. Documentation Requirements. In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to Denise Bernstein, c/o Related Capital Company, at (800) 600-6422 (ext. 2030). ONLY ORIGINAL LETTERS OF TRANSMITTAL WILL BE ACCEPTED. If tendering by fax, original copies should be sent so as to be received on or before the Expiration Date.

      Deceased Owner (Joint Tenant)    Certified Copy of Death Certificate.

      Deceased Owner (Others)          Certified Copy of Death Certificate
                                       (See also
                                       Executor/Administrator/Guardian below).

      Executor/Administrator/Guardian    (i) Certified Copies of court
                                             Appointment Documents for Executor
                                             or Administrator dated within 60
                                             days of the date of execution of
                                             the Letter of Transmittal; OR

                                        (ii) a copy of applicable provisions of
                                             the Will (Title Page, Executor(s)'
                                             powers, asset distribution); OR

                                       (iii) Certified copy of Estate
                                             distribution documents.

      Attorney-in-Fact                 Current Power of Attorney.

      Corporations/Partnerships        Certified copy of Corporate
                                       Resolution(s) (with raised corporate
                                       seal), or other evidence of authority
                                       to act. Partnerships should furnish
                                       copy of Partnership Agreement.

      Trust/Pension Plans              Copy of cover page of the Trust or
                                       Pension Plan, along with copy of the
                                       section(s) setting forth names and
                                       powers of Trustee(s) and any amendments
                                       to such sections or appointment of
                                       Successor Trustee(s).

                  All signatures must be medallion guaranteed.
                              (Continued on Back)

4. U.S. Persons. A BACs holder who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States Persons") as those terms are defined in the Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B (on the reverse side of the Letter of Transmittal).

     Taxpayer Identification Number. To avoid 31% federal income tax backup withholding, the BACs holder must furnish his, her or its TIN in the blank provided for that purpose in the Signature Box on the back of the Letter of Transmittal and certify under penalties of perjury Box A, B and, if applicable, Box C. In the case of an individual person, such person's social security number is his or her TIN.

     WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE REFER TO THE FOLLOWING NOTE AS A GUIDELINE:

          NOTE: Individual Accounts should reflect their own TIN. Joint Accounts should reflect the TIN of the person whose name appears first. Trust Accounts should reflect the TIN assigned to the Trust. Custodial accounts for the benefit of minors should reflect the TIN of the minor. Corporations or other business entities should reflect the TIN assigned to that entity. If you need additional information, please see the enclosed copy of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Substitute Form W-9--Box A.

 (i) In order to avoid 31% federal income tax backup withholding, the BACs holder must provide to the Purchaser in the blank provided for that purpose in the Signature Box on the back of the Letter of Transmittal the BACs holder's correct TIN and certify, under penalties of perjury, that such BACs holder is not subject to such backup withholding. The TIN being provided on the Substitute Form W-9 is that of the registered BACs holder as indicated in the Signature Box on the back of the Letter of Transmittal. If a correct TIN is not provided, penalties may be imposed by the IRS, in addition to the BACs holder being subject to backup withholding. Certain BACs holders (including, among others, all corporations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

(ii) DO NOT CHECK THE BOX IN BOX A, PART (ii), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.


     FIRPTA Affidavit-Box B. To avoid withholding of tax pursuant to Section 1445 of the Code, each BACs holder who or which is a United States Person (as defined in Instruction 3 above) must certify, under penalties of perjury, the BACs holder's TIN and address, and that the BACs holder is not a foreign person. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. CHECK THE BOX IN BOX B, PART
     (ii) ONLY IF YOU ARE NOT A U.S. PERSON, AS DESCRIBED THEREIN.

5. Foreign Persons-Box C. In order for a BACs holder who is a foreign person (i.e., not a United States Person as defined in Instruction 3 above) to qualify as exempt from 31% backup withholding, such foreign BACs holder must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal attesting to that foreign person's status by checking the box in such statement. UNLESS SUCH BOX IS CHECKED, SUCH FOREIGN PERSON WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

6. Conditional Tenders. No alternative, conditional or contingent tenders will be accepted.

7. Validity of Letter of Transmittal. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these instructions for the Letter of Transmittal) also will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders must be cured within such time as the Purchaser shall determine unless waived by them.

     The Letter of Transmittal will not be valid unless and until any irregularities have been cured or waived. Neither the Purchaser nor the Information Agent/ Depositary is under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

8. Assignee Status. Assignees must provide documentation to the Information Agent/Depositary which demonstrates, to the satisfaction of the Purchaser, such person's status as an assignee.

9. Inadequate Space. If the space provided herein is inadequate, the numbers of BACs and any other information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  Questions and requests for assistance may be directed to the Information Agent/Depositary at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

               The Information Agent/Depositary for the Offer is:
                             RELATED CAPITAL COMPANY
                               625 Madison Avenue
                            New York, New York 10022
                           Attention: Denise Bernstein
                                       or
                    Call Toll-Free (800) 600-6422 (ext. 2030)